KeyBanc Capital Markets
Utilities Conference

November 17, 2010
Grand Hyatt
New York

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

montana
north dakota
minnesota
south dakota
wyoming
iowa
nebraska
HAVRE
KALISPELL
GREAT FALLS
MISSOULA
millcreek
BUTTE
BOZEMAN
BILLINGS
colstrip unit 4
coyote 1
big stone
neal 4
YELLOWSTONE NATIONAL PARK
HURON
MITCHELL
NORTH PLATTE
GRAND ISLAND
KEARNEY
natural gas
electric
electric generating plants

NorthWestern Energy

Delivering a Bright Future

who we are…
Above data as of 9/30/10
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 661,000 customers
 » 399,000 electric
 » 262,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and Nebraska
 » 32,000 miles of electric T&D lines
 » 8,400 miles of natural gas T&D pipelines
 » 18 Bcf natural gas storage
 » 8 Bcf natural gas proven reserves
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated
 » SD - 312 MW - regulated
¾ Total Assets: $2,899 MM
¾ Total Capitalization: $1,834 MM(1)
¾ Total Employees: 1,354
Located in states with relatively stable economies with
opportunity for system investment and grid expansion.

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Low single A secured credit ratings with a strong balance sheet and liquidity
 » April 15, 2010 Fitch upgraded secured and unsecured ratings to A- and BBB+ respectively
¾ Positive earnings and ROE trend
 » Delivery services rate cases for Montana electric and natural gas
 » Mill Creek Generation Station anticipated into rates early 2011
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
 » 94% pension funded status at end of 2009
¾ Competitive total shareholder return and dividend that has increased every year since 2005
 » Added to S&P 600 SmallCap Index on April 9, 2010
¾ Constructive regulatory environment
¾ Forbes.com listed as one of “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

SECURED CREDIT RATINGS

S&P
Moody's
Fitch
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010

Agency	***Secured***	***Unsecured***	***Outlook***
Standard & Poor's	*A-*	*BBB*	*Stable*
Moody's Investor Services	*A3*	*Baa2*	*Positive*
Fitch Ratings	*A-*	*BBB+*	*Stable*
Target	*Low Single A*	*High Triple B*	

NorthWestern Energy
Delivering a Bright Future

improving credit ratings…

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

Debt Maturity Schedule(2) as of 9/30/10 (million's)
$300
$200
$100
$0
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

NorthWestern Energy
Delivering a Bright Future

strong balance sheet and liquidity…
¾ Total Debt / Total capitalization of 55.8%(1)
¾ May 2010
 » We refinanced existing $225 million, 5.875% Senior Secured Notes due 2014 with 15-year
 First Mortgage Bonds due 2025. Bonds priced April 15th at 5.01%.
¾ Total liquidity approximately $147 million
¾ Nearly all long-term debt matures after 2015
(1) Total Debt / Total capitalization as of 9/30/10
(2) Excludes outstanding 9/30/10 Revolver balance of $109 million maturing in 2012.

5.2% CAGR 2005-2009
$2.15
$1.95
$1.75
$1.55
$1.35
$1.15
$0.95
$0.75
$1.65
$1.01
$1.44
$1.77
$2.02
$1.95
$2.10
Low
High
2005
2006
2007
2008
2009
2010 Est.

NorthWestern Energy
Delivering a Bright Future

reaffirming 2010 EPS guidance…
¾ The major assumptions include, but are not limited to, the following expectations:
 » Excludes approximately $.06/share for the 2010 estimated effect of the Montana rate increase proposed by the
 Stipulation, which is pending approval by the MPSC;
 » The release of the second quarter 2010 valuation allowance of approximately $.06/share against certain state
     NOL carryforwards is excluded from the earnings outlook;
 » The tax benefit associated with the IRS approval of a tax accounting method to deduct repairs is included in the earnings outlook;
 » Fully diluted average shares outstanding of 36.5 million; and
 » Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010.

$250
$200
$150
$100
$50
$-
$(50)
$(100)
$(150)
$(200)
(millions)
$30M
$23M
$57M
$43M
$(41M)
$47M
2005
2006
2007
2008
2009
2009 Adj.(2)
CFO
Capex(1)
Dividends
CFO less capex(1) & dividends

NorthWestern Energy
Delivering a Bright Future

strong cash flows…
Earnings trend and NOLs provide strong cash flows to
fund future investment.
(1) Utility maintenance capex only, excludes investment project opportunities.
(2) 2009 Cash Flow from Operations adjusted to include pension funding in excess of expense and Ammondson settlement paid.

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
NorthWestern Energy 94%
Portland General Electric 83%
Vectren 78%
UniSource Energy 76%
Avista 72%
ALLETE 70%
Black Hills 69%
PNM Resources 68%
MGE Energy 64%
Empire District Electric 63%
IDACORP 62%
Westar Energy 60%
Size of bubble represents relative size of pension plan assets

NorthWestern Energy
Delivering a Bright Future

solid pension funding position…

Data source: SNL Financial
As a result of the significant contribution of $93 million to our pension plan and solid market returns in 2009, we are better positioned than our peers at December 31, 2009

100%
80%
60%
40%
20%
0%
-20%
-40%
B&B Transaction announced
B&B Transaction Terminated
NWE added to S&P Small Cap 600 Index
Start of economic downturn
NWE
Peer Average
S&P 500
DJU
11/2/2004
5/2/2005
11/2/2005
5/2/2006
11/2/2006
5/2/2007
11/2/2007
5/2/2008
11/2/2008
5/2/2009
11/2/2009
5/2/2010

	TSR
NWE	**53.44%**
UNS	71.21%
MGEE	64.54%
WR	61.64%
AVA	49.53%
IDA	49.44%
EDE	44.81%
BKH	44.00%
VVC	40.46%
ALE	39.10%
POR	-17.05%
PNM	-38.31%
Peer Avg.	**37.22%**
DJU [1]	**30.40%**
S&P 500	**18.34%**

1.) Dow Jones Utility (DJU) Reflects change in index value only and not the value of the underlying dividends.

NorthWestern Energy

Delivering a Bright Future

competitive total shareholder return…
Data source: SNL Financial
Our 53% Total Shareholder Return (TSR) since emergence has exceeded our peer average as well as major indices (11/2/04 - 10/27/10)

Dividend Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
Dividend Payout Ratio
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Targeted payout range
$1.00
$1.24
$1.28
$1.32
$1.34
$1.36
2005
2006
2007
2008
2009
2010 Est. (1)
Annual Dividend Per Share
Dividend Payout Ratio

NorthWestern Energy

Delivering a Bright Future

and growing dividend…
Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5% with year-over-year dividend growth.
(1) 2010 estimated payout range assumes midpoint of $1.95 - $2.10 guidance range constructive regulatory environment…
¾ Montana
 » Rate case filed October 2009
 ♦ September 2010 - Stipulated settlement with Consumer Counsel for a $6.7 million rate increase, subject to MPSC approval
 ♦ Hearing ended September 24th and we are awaiting a final decision from the MPSC during the fourth quarter of 2010.
 ♦ The remaining contested issues are decoupling and rate design.
 » Mill Creek Generation Station filed with MPSC
 ♦ Under construction with $161.3 million capitalized CWIP as of September 30, 2010
 ♦ Filed for interim rates with desire to be effective with plant in-service (est. January 1, 2011)
 » Colstrip Unit 4 placed into rate base starting January 2009
¾ South Dakota / Nebraska
 » Expect to file natural gas rate cases during 2011 pending 2010 results
¾ FERC
 » Encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers for existing OATT
 » Approved 230kV Renewable Collector Open Season
 » Docket filed for Mill Creek on April 10, 2010 to establish rates as of January 1, 2011
 ♦ October 15, 2010, Order issued authorizing us to put our filed tariffs in place January 1, 2011, subject to refund, and set the case for hearing.

near-term potential earnings drivers…
¾ In 2010 we anticipate
 » Mill Creek AFUDC
 ♦ Approximately $9 million full year pre-tax contribution
 » Modest recovery in volumes and economic activity in 2010
 ♦ High ratio of residential/commercial vs. industrial customers
 ● Electric: 69% Residential & Commercial, 31% Industrial
 ● Natural Gas: 99% Residential & Commercial, 1% Industrial
 ♦ Relatively healthy economy within our service territory
 ♦ Effective cost control
 » Montana rate adjustment expected to take effect last quarter of 2010
¾ 2011 we anticipate:
 » Full year effect of Montana rate adjustment
 ♦ Awaiting a decision from PSC on $6.7 million stipulation settlement
 » Mill Creek in rate base
 ♦ Approximately $10 million annualized contribution to net income, or $3.7 million incremental post-tax contribution compared to 2010
 » Potential South Dakota and Nebraska natural gas partial year rate adjustments longer term investment opportunities…
¾ Distribution system enhancements
 » Incremental rate based investment to enhance reliability and capacity, improve rural service, and prepare the system for potential smart grid applications (early stages)
¾ Energy supply
 » Mill Creek Generation Station
 » South Dakota peaking generation
 » Wind projects and other renewable projects (early stages)
 » Big Stone pollution control equipment (early stages)
 » Natural gas reserves (early stages)
¾ Transmission projects
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » Electric Transmission America (ETA) (early stages)
 » Green Power Express (ITC) (early stages)

MONTANA
IDAHO
Great Falls Area
Judith Gap Area
Townsend Area
Butte/Ennis Area
Broadview Area
TAFT
HOT SPRINGS
OVANDO SWYD
GREAT FALLS
JUDITH GAP AUTO
MISSOULA
GARRISON
HELENA
TOWNSEND
ANACONDA
BUTTE
THREE RIVERS
BROADVIEW SWYD
ALKALI CREEK
BILLINGS
COLSTRIP
BOZEMAN
MIDPOINT
BRADY
BORAH
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

NorthWestern Energy

Delivering a Bright Future

our proposed transmission projects…

(millions)

	Project Cost Estimate			Annual Earnings Opportunity *			Estimated Timeline
Energy supply							
Mill Creek Generation Station	$202	to	$202	$10	to	$10	2011
Montana renewable generation (25-50 MW's)	$40	to	$100	$2	to	$5	2011-12
South Dakota peaking generator	$50	to	$60	$3	to	$3	2012
Neal 4 pollution control equipment	$15	to	$25	$1	to	$1	2013-15
Big Stone pollution control equipment	$130	to	$150	$7	to	$8	2016
Transmission projects							
Colstrip 500 kV Upgrade	$40	to	$75	$2	to	$4	2013
First 230 kV Renewable Collector	$200	to	$250	$10	to	$13	2015
MSTI (assumes 100% of project)	$900	to	$1,100	$45	to	$55	2016

Projects in early stages of evaluation and are too preliminary to provide estimates of costs, earning opportunities, or timeline include:

- *Incremental electric and gas distribution enhancement*
- *Natural gas reserves*
  - *September 22, 2010 first natural gas acquisition announced: $11.4M / 7.6 Bcf Battle Creek field*
- *ETA / ITC investment*

** Annual Earnings Opportunity assumes a 50% equity ratio multiplied by 10% Return on Equity (ROE) for illustrative purposes.*

NorthWestern Energy

Delivering a Bright Future

potential project summary…
Opportunity to increase and diversify earnings as compared with our existing $1.6 billion rate base.

in summary…
¾ Solid operations
¾ Low single A secured credit ratings with a strong
 balance sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive total shareholder return and dividend that
 has increased every year since 2005
¾ Constructive regulatory environment
¾ Forbes.com “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

Appendix

Original			Updated		
	Low		High	Low		High
2009 Fully Diluted Earnings Per Share	**$2.02**		**$2.02**	**$2.02**		**$2.02**
Increased equity AFUDC (Mill Creek)	0.08	to	0.10	0.08	to	0.10
Increasing loads - economy and w eather	0.05	to	0.07	0.03	to	0.04
Montana transmission recovery	0.03	to	0.05	0.02	to	0.03
Colstrip Unit 4 rotor repair costs in 2009	0.03	to	0.03	0.03	to	0.03
South Dakota w holesale revenues recovery	0.02	to	0.03	(0.03)	to	(0.02)
Reduction in insurance claims damages	0.02	to	0.04	0.05	to	0.07
Pension, benefits and labor adjustments	0.01	to	0.02	0.07	to	0.08
Increase in property taxes	(0.04)	to	(0.02)	(0.09)	to	(0.08)
Increase in depreciation	(0.02)	to	(0.01)	(0.05)	to	(0.04)
All other, net	(0.02)	to	(0.01)	0.02	to	0.04
Tax accounting change related to pre-2009	(0.23)	to	(0.22)	(0.16)	to	(0.15)
QF Supply Costs				(0.06)	to	(0.06)
Increased DSM lost Revenues				0.02	to	0.04
Subtotal of estimated EPS drivers	**(0.07)**	**to**	**0.08**	**(0.07)**	**to**	**0.08**
2010 Estimated EPS guidance range	**$1.95**	**to**	**$2.10**	**$1.95**	**to**	**$2.10**

NorthWestern Energy
Delivering a Bright Future

2009 to 2010 earnings bridge…

Appendix
The major assumptions include, but are not limited to, the following expectations:
» Excludes approximately $.06/share for the 2010 estimated effect of the Montana rate increase proposed by the Stipulation, which is pending approval by the MPSC;
» The release of the second quarter 2010 valuation allowance of approximately $.06/share against certain state NOL carryforwards is excluded from the earnings outlook;
» The tax benefit associated with the IRS approval of a tax accounting method to deduct repairs is included in the earnings outlook;
» Fully diluted average shares outstanding of 36.5 million; and
» Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010.

(in thousands)	Nine Months Ended September 30,		
	2010	2009	Variance
Operating Revenues	$ 819,050	$ 839,502	$ (20,452)
Cost of Sales	390,685	420,033	(29,348)
Gross Margin	**428,365**	**419,469**	**8,896**
Operating Expenses			
Operating, general & administrative	173,871	184,210	(10,339)
Property and other taxes	68,487	63,401	5,086
Depreciation	68,697	66,959	1,738
Total Operating Expenses	**311,055**	**314,570**	**(3,515)**
Operating Income	**117,310**	**104,899**	**12,411**
Interest Expense	(49,413)	(50,403)	990
Investment Income and Other	4,921	1,192	3,729
Income Before Taxes	**72,818**	**55,688**	**17,130**
Income Taxes	(18,030)	(7,877)	(10,153)
Net Income	**$ 54,788**	**$ 47,811**	**$ 6,977**
Average Common Share Outstanding	36,181	35,947	234
Basic Earnings Per Average Common Share	$ 1.51	$ 1.33	$ 0.18
Diluted Earnings Per Average Comon Share	$ 1.51	$ 1.32	$ 0.19

NorthWestern Energy
Delivering a Bright Future

income statement…
Appendix

(in thousands)	September 30, 2010	December 31, 2009
Cash	6,561	4,344
Restricted cash	11,367	13,608
Accounts receivable, net	98,642	143,759
Inventories	64,696	47,305
Other current assets	72,512	55,811
Goodwill	355,128	355,128
PP&E and ther non-current assets	2,290,468	2,175,177
Total Assets	**$ 2,899,374**	**$ 2,795,132**
Payables	53,662	92,923
Short-term debt & capital leases	7,839	7,320
Other current liabilities	237,816	194,749
Long-term debt & capital leases	1,052,383	1,016,866
Other non-current liabilities	737,639	696,250
Shareholders' equity	810,035	787,024
Total Liabilities and Equity	**$ 2,899,374**	**$ 2,795,132**
Capitalization:		
Short Term Debt & Capital Leases	7,839	7,320
Long Term Debt & Capital Leases	1,052,383	1,016,866
Less: Basin Creek Capital Lease	(35,850)	(36,719)
Shareholders' Equity	810,035	787,024
Total Capitalization	**$ 1,834,407**	**$ 1,774,491**
Ratio of Debt to Capitalization	55.8%	55.6%

NorthWestern Energy

Delivering a Bright Future

balance sheet…

Appendix

(in thousands)	Nine Months Ended September 30, 2010	2009
Net Income	**$ 54,788**	**$ 47,811**
Depreciation	68,697	66,959
Amort. of debt issue costs, discount, deferred hedge gain and restricted stc	2,692	3,271
Equity portion of allowance for funds used during construction	(4,597)	(828)
Loss (Gain) on sale of assets	716	(306)
Deferred income taxes	31,213	26,320
Changes in current assets and liabilities	24,927	39,156
Other noncurrent assets and liabilities	9,874	(53,072)
Cash provided by continuing operating activities	**188,310**	**129,311**
PP&E additions	(178,147)	(115,855)
Proceeds from sale of assets	69	326
Cash provided by continuing investing activities	**(178,078)**	**(115,529)**
Dividends on Common Stock	(36,728)	(36,134)
Borrowings on debt, net	36,859	28,053
Treasury stock activity	(127)	(563)
Financing Costs	(8,019)	(10,387)
Cash used in continuing financing activities	**(8,015)**	**(19,031)**
Increase in Cash and Cash Equivalents	**2,217**	**(5,249)**
Beginning Cash	4,344	11,292
Ending Cash	**$ 6,561**	**$ 6,043**

NorthWestern Energy
Delivering a Bright Future

cash flow…

Appendix